UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2024
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The AZEK Company Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39322	90-1017663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street, Suite 350 Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 275-2935
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 8, 2024, The AZEK Company Inc. (the “Company”) released earnings information for the quarter ended March 31, 2024 as well as third quarter and fiscal year 2024 guidance. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instructions B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
In connection with the preparation of its unaudited condensed consolidated financial statements for the fiscal quarter ended March 31, 2024, the Company identified certain unexplained reconciling differences in inventory balances for certain of the Company’s locations. Upon identification of such issues, the Company initiated an independent investigation under the direction of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), which is substantially complete. As a result of the independent investigation procedures, the Company determined that a former employee with responsibility for cost and inventory accounting with respect to certain of the Company’s locations misstated inventory in the Company’s general ledger by creating inaccurate and unsupported manual journal entries that ultimately increased the value of inventory on the Company’s consolidated balance sheet and decreased cost of sales on the Company’s consolidated income statement as of and for the three months ended December 31, 2023 and as of and for the years ended September 30, 2023, 2022 and 2021 as well as prior periods. The independent investigation has indicated that the former employee altered supporting documentation to conceal the unsupported inventory amounts and provided them to the Company’s management, external auditors and internal audit. The investigation indicated the conduct did not involve anything other than inventory and cost of sales, nor has it revealed any type of misappropriation of assets. Moreover, the investigation has not identified any involvement, or awareness, by members of the Company’s management or knowing involvement by any other employee. The employee who engaged in this conduct is no longer employed by the Company.
As a result, income before income taxes was overstated on a net basis for the fiscal years ended September 30, 2023, 2022 and 2021 and for the three months ended December 31, 2023. We define such periods, together with the interim periods within the fiscal years ended September 30, 2023, 2022 and 2021 as the “Affected Periods”. The Company estimates that income before income taxes was overstated by approximately $5 to $7 million, $8 to $11 million, and $1 to $4 million for fiscal years 2023, 2022 and 2021, respectively, and $8 to $10 million in the aggregate for periods prior to fiscal year 2021. Income (loss) before income taxes for the associated interim periods within the Affected Periods was also impacted. The Company estimates that on an aggregate basis, income before income taxes for the Affected Periods and periods prior to the fiscal year ended September 30, 2021 was overstated by approximately $26 to $29 million. The correction of these numbers has no impact on previously reported sales or the Company’s business operations. On May 7, 2024, after considering the recommendations of management and discussion with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), the Audit Committee concluded that the consolidated financial statements for the Affected Periods should no longer be relied upon due to the net overstatements described above. Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Affected Periods also should no longer be relied upon.
Additionally, the Audit Committee concluded that management’s report on internal control over financial reporting as of September 30, 2023, the opinion of PwC on the consolidated financial statements as of September 30, 2023 and 2022 and for the years ended September 30, 2023, 2022 and 2021, as well as PwC’s opinion on the effectiveness of the Company’s internal control over financial reporting as of September 30, 2023, should no longer be relied upon. Management has also concluded that, in light of the findings described above, the Company’s disclosure controls and procedures for the Affected Periods were not effective.
The Company intends to complete and file restated consolidated financial statements for the Affected Periods and to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 as promptly as practicable following the filing of this Form 8-K.

The Company anticipates that it will disclose one or more material weaknesses in its internal control over financial reporting in such reports relating to the findings described above.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with PwC.
Forward Looking Statements
This report contains forward-looking statements within the meaning of applicable securities laws. All statements other than statements of historical facts, including statements regarding future operations, are forward-looking statements. In some cases, forward-looking statements may be identified by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "could," "would," "expect," "objective," "plan," "potential," "seek," "grow," "target," "if," or the negative of these terms and similar expressions. Projected financial information and performance are forward-looking statements. Other forward-looking statements may include, without limitation, statements with respect to the restatement of the Company’s financial statements. The Company bases its forward-looking statements on information available to it on the date of this report and undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as may otherwise be required by law. Actual future events could also differ materially due to numerous factors that involve substantial known and unknown risks and uncertainties including, among other things, risks relating to the final impact of the restatement on the Company’s consolidated financial statements; the impact of the restatement on the Company’s evaluation of the effectiveness of its internal control over financial reporting and disclosure controls and procedures; delays in the preparation of the consolidated financial statements; the risk that additional information will come to light that alters the scope or magnitude of the restatement; the risks and uncertainties set forth under “Risk Factors” and elsewhere in the Company’s reports on Form 10-K and Form 10-Q; and the other risks and uncertainties discussed in any subsequent reports that the Company files with the Securities and Exchange Commission from time to time. Although the Company has attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Given these uncertainties, investors are cautioned not to place undue reliance on forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1	Press release dated May 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AZEK Company Inc.

Date: May 8, 2024	By:	/s/ Peter Clifford
Peter Clifford
Senior Vice President, Chief Operations Officer and Chief Financial Officer